SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 FORM 8-K / A-1



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  June 13, 2000



                            IMPERIAL INDUSTRIES, INC.
               (Exact Name of registrant as specified in charter)




     DELAWARE                   1-7190                 65-0854631
-----------------             -----------           ----------------
  (State or other             (Commission           (I.R.S. Employer
  Jurisdiction of             File Number)           Identification)
  Incorporation)                                         Number)


            1259 Northwest 21st Street, Pompano Beach, Florida 33069
            --------------------------------------------------------
              (Address of principal executive offices and Zip Code)




       Registrant's telephone number, including area code: (954) 917-4114
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits:

(a)      The following financial statements of A & R Supply of Mississippi, Inc.
         and A & R Supply of Hattiesburg, Inc. are included herein:

Independent Auditor's Report for A & R Supply of Mississippi, Inc. ........................................      F-1

Financial Statements of A & R Supply of Mississippi, Inc.:
         Balance Sheet as of March 31, 2000 ...............................................................      F-2
         Statement of Income and Retained Earnings for the year ended March 31, 2000 ......................      F-4
         Statement of Cash Flows for the year ended March 31, 2000 ........................................      F-6
         Notes to financial statements ....................................................................      F-7

Independent Auditor's Report for A & R Supply of Hattiesburg, Inc. ........................................      F-13

Financial Statements of A & R Supply of Hattiesburg, Inc.:
         Balance Sheet as fo March 31, 2000 ...............................................................      F-14
         Statement of Income and Retained Earnings for the year ended March 31, 2000 ......................      F-16
         Statement of Cash Flows for the year ended March 31, 2000 ........................................      F-17
         Notes to financial statements ....................................................................      F-18

(b)      Pro forma financial information. .................................................................      F-23

         Imperial Industries' Inc. Unaudited Pro Forma Consolidated Statement of Operations
         for the year ended December 31, 1999 (unaudited) and related notes thereto. ......................      F-24

         Imperial Industries' Inc. Unaudited Pro Forma Consolidated Statement of Operations
         for the Six Months ended June 30, 2000............................................................      F-26


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                            IMPERIAL INDUSTRIES, INC.
                                            (Registrant)



Dated: August 22, 2000                      By: /S/ HOWARD L. EHLER, JR.
                                               ------------------------
                                                    HOWARD L. EHLER, JR.
                                                    Executive Vice President/
                                                    Chief Financial Officer

                 [Letterhead of Cooper, Burton, Fletcher & Co.]



                          Independent Auditors' Report



Board of Directors
A & R Supply of Mississippi, Inc.
Gulfport, Mississippi



We have audited the accompanying balance sheet of A & R Supply of Mississippi, Inc. (a Mississippi "C" corporation), as of March 31, 2000, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of A & R Supply of Mississippi, Inc., as of March 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Cooper, Burton, Fletcher & Co.
Certified Public Accountants



Gulfport, Mississippi
July 13, 2000

                        A & R Supply of Mississippi, Inc.
                                  Balance Sheet
                                 March 31, 2000




Assets

Current assets:
  Cash on hand and in banks                                           $   18,484
  Accounts receivable                                                    506,782
  Due from related parties                                                76,877
  Inventory                                                              852,041
  Prepaid expenses                                                        30,791
                                                                      ----------
  Total current assets                                                 1,484,975
                                                                      ----------

Property, plant and equipment:
  Autos and trucks                                                       395,347
  Equipment                                                              170,453
  Furniture and fixtures                                                  23,883
  Leasehold improvements                                                  19,526
                                                                      ----------
  Total                                                                  609,209
  Less: Accumulated depreciation                                         138,188
                                                                      ----------

  Total property, plant and equipment                                    471,021
                                                                      ----------

Other assets:
  Unamortized goodwill                                                    25,667
  Unamortized organization costs                                              74
  Unamortized loan costs                                                     500
  Deposits                                                                 5,274
                                                                      ----------

  Total other assets                                                      31,515
                                                                      ----------

Total assets                                                          $1,987,511
                                                                      ==========


              The accompanying notes are an integral part of these
                             financial statements.

                        A & R Supply of Mississippi, Inc.
                                  Balance Sheet
                                 March 31, 2000


Liabilities & stockholders' equity

Current liabilities:
  Accounts payable                                                    $  895,943
  Notes payable, current maturities                                      145,582
  Obligations under capital leases, current maturities                    26,113
  Due to stockholders                                                    157,483
  Payroll taxes withheld and accrued                                      73,281
  Other payroll withholdings                                               2,193
  Accrued retirement                                                       4,110
  Accrued salaries                                                        62,281
  Sales taxes payable                                                     67,687
  Accrued royalties                                                        9,958
                                                                      ----------

  Total current liabilities                                            1,444,631
                                                                      ----------

Long-term liabilities:
  Notes payable, net of current maturities                               228,191
  Obligations under capital leases, net of current maturities             78,652
                                                                      ----------

  Total long-term liabilities                                            306,843
                                                                      ----------

Stockholders' equity:
  Common stock, 100 shares authorized,
     issued and outstanding                                                  100
  Additional paid-in capital                                               1,500
  Retained earnings                                                      234,437
                                                                      ----------

  Total stockholders' equity                                             236,037
                                                                      ----------

Total liabilities and stockholders' equity                            $1,987,511
                                                                      ==========



   The accompanying notes are an integral part of these financial statements.

                        A & R Supply of Mississippi, Inc.
                    Statement of Income and Retained Earnings
                        For the Year Ended March 31, 2000


Net sales                                                             $6,510,604

Cost of sales                                                          4,397,195
                                                                      ----------

Gross profit                                                           2,113,409
                                                                      ----------

Operating expense:
  Advertising                                                             18,752
  Automobile expense                                                      55,591
  Bad debts                                                              104,290
  Commissions                                                             54,074
  Depreciation and amortization                                           67,157
  Dues and subscriptions                                                   4,785
  Employee benefits                                                       64,697
  Equipment rental                                                        41,784
  Factoring fees                                                          10,081
  Insurance                                                               83,393
  Interest                                                                57,798
  Janitorial services                                                     10,500
  Legal and accounting                                                    22,426
  Miscellaneous                                                            2,904
  Office expenses                                                         30,846
  Outside services                                                         7,028
  Rent                                                                    66,954
  Repairs and maintenance                                                 79,803
  Royalties                                                               59,527
  Salaries, officers                                                     359,688
  Salaries, other                                                        692,382
  Supplies                                                                20,219
  Taxes and licenses                                                      99,258
  Telephone and utilities                                                 46,850
  Travel and entertainment                                                12,599
  Uniforms                                                                 7,590
                                                                      ----------

  Total operating expense                                              2,080,976
                                                                      ----------

Total operating income (carried forward)                              $   32,433
                                                                      ----------


   The accompanying notes are an integral part of these financial statements.

                        A & R Supply of Mississippi, Inc.
                    Statement of Income and Retained Earnings
                        For the Year Ended March 31, 2000
                                   (Continued)



Total operating income (brought forward)                              $  32,433
                                                                      ---------

Other income:
   Administrative fees                                                    2,824
   Interest income                                                          240
   Gain on sale of assets                                                51,492
   Miscellaneous income                                                  22,283
   Rent income                                                            2,159
                                                                      ---------

   Total other income                                                    78,998
                                                                      ---------

Income before provision for income taxes                                111,431
Provision for income taxes                                               (5,343)
                                                                      ---------
Net income
                                                                        106,088
Retained earnings, beginning
                                                                        128,349
Retained earnings, ending
                                                                      $ 234,437
                                                                      =========


   The accompanying notes are an integral part of these financial statements.

                        A & R Supply of Mississippi, Inc.
                             Statement of Cash Flows
                        For the Year Ended March 31, 2000


Cash flows from operating activities:
  Net income                                                          $ 106,088
  Adjustments to reconcile net income to net
     cash provided by operating activities:
     Depreciation and amortization                                       67,157
     Bad debts                                                          104,290
     Gain on sale of assets                                             (51,492)
     Changes in assets and liabilities:
       Increase in:
         Accounts receivable                                            (66,477)
         Inventory                                                     (291,387)
         Prepaid expenses                                                (1,855)
       Increase (decrease) in:
         Accounts payable                                                70,065
         Payroll taxes withheld and accrued                              70,086
         Sales tax payable                                                6,114
         Income taxes payable                                            (6,842)
         Other accrued expenses                                          59,292
                                                                      ---------
  Net cash provided by operating activities                              65,039
                                                                      ---------

Cash flows from investing activities:
  Purchase of property and equipment                                   (102,497)
  Proceeds from sale of property and equipment                          435,682
  Decrease in deposits                                                    1,554
  Increase in amounts due from related parties                          (76,877)
                                                                      ---------
  Net cash provided by investing activities                             257,862
                                                                      ---------

Cash flows from financing activities:
  Proceeds from notes payable                                           100,022
  Capital lease obligations                                              75,189
  Principal reduction in notes payable                                 (660,588)
  Principal reduction in capital lease obligations                      (17,332)
  Advances from stockholder                                             156,483
                                                                      ---------
  Net cash used in financing activities                                (346,226)
                                                                      ---------

Net decrease in cash                                                    (23,325)
Cash, beginning of year                                                  41,809
                                                                      ---------

Cash, end of year                                                     $  18,484
                                                                      =========

Supplemental cash flow information:
   Cash paid for interest                                             $  57,557
                                                                      =========
  Cash paid for income taxes                                          $  20,278
                                                                      =========



   The accompanying notes are an integral part of these financial statements.

                        A & R Supply of Mississippi, Inc.
                          Notes to Financial Statements
                                 March 31, 2000

Note A - Summary of Significant Accounting Policies

         A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

         1. Description of Operations - A & R Supply of Mississippi, Inc. (a Mississippi "C" corporation), incorporated on March 13, 1996. The Company engages in wholesale of building materials and supplies in Gulfport, Mississippi, and the surrounding area.

         2. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities; disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         3. Cash and Cash Equivalents - For purposes of the statement of cash flows, management considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

         4. Inventory - Inventory of building materials and supplies is valued by the first-in first-out method (FIFO).

         5. Property and Equipment - Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, while accelerated methods are used for tax purposes. The estimated lives used in determining depreciation are:

                      Machinery and equipment                   5 - 10 years
                      Vehicles                                  5 - 10 years
                      Buildings and improvements               10 - 39 years

         6. Income Taxes - Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes due only for the current period. Subsequent to March 31, 2000, the Company filed an election with the Internal Revenue Service to be taxed as a Subchapter "S" corporation. As a Subchapter "S" corporation, the Company does not provide for income taxes in the financial statements as shareholders are taxed personally on the Company's earnings. Accordingly, no deferred tax assets or liabilities are recognized in the financial statements. Differences in amounts reported for income taxes and amounts computed at statutory rates are due primarily to differences between the methods of computing depreciation for book and tax purposes.

         7. Advertising - Advertising costs are recorded as an operating expense in the period incurred. Total advertising costs, at March 31, 2000, totaled $18,752.

                        A & R Supply of Mississippi, Inc.
                          Notes to Financial Statements
                                 March 31, 2000


Note B - Property and Equipment

         The following is a summary of property and equipment at March 31, 2000:

              Autos and trucks                                   $395,347
              Equipment                                           170,453
              Furniture and fixtures                               23,883
              Leasehold improvements                               19,526
                                                                 --------
              Total                                               609,209
              Less: Accumulated depreciation                      138,188
                                                                 --------

              Total property and equipment                       $471,021
                                                                 ========

         Depreciation expense, for the year ended March 31, 2000, was $67,003.

Note C - Long-term debt

         The Company's long-term debt, at March 31, 2000, may be stated as follows:

Bancorpsouth
  Note payable, due in monthly installments of $1,674, including interest at
     10%, through November 2003, secured by a vehicle                                              $8,147
Debis Financial
  Note payable, due in monthly installments of $2,694, including interest at
     9.35%, through August 2000, secured by equipment                                             102,091
Ford Motor Credit
  Note payable, due in monthly installments of $590, including interest at
     10.75%, through June 2002, secured by a vehicle                                               13,637
  Note payable, due in monthly installments of $573, including interest at
     9.75%, through May 2002, secured by a vehicle                                                 13,377
Hancock Bank
  Note payable, due in monthly installments of $346, including interest at
     9.99%, through March 2001, secured by a vehicle                                                3,930
Peoples Bank
  Note payable, due in monthly installments of $1,805, including interest at
     1.5% over prime, currently 11%, through March 2001, secured by
       receivables and inventory                                                                   22,127
  Note payable, due in monthly installments of $635, including interest at
     8.75%, through December 2001, secured by phone system
       and computer                                                                                12,278
  Note payable , due in monthly installments of $1,198, including interest at
     9%, through March 2003, secured by a vehicle                                                  37,524
  Note payable, due in monthly installments of $1,900, including interest at
     1.25% over prime, currently 10.75%, through August 2001, secured
       by receivables & inventory                                                                  32,852


                        A & R Supply of Mississippi, Inc.
                          Notes to Financial Statements
                                 March 31, 2000



Peoples Bank (continued)
  Note payable, due in monthly installments of $3,211, including interest at 1%
     over prime, currently 10.5%, through November 2002, secured
       by receivables and inventory                                                            92,733
South Mississippi Planning and Development District Note payable, due in monthly installments of $593, including interest
     at 7.5%, through May 2006, secured by receivables, inventory and
       equipment                                                                               35,077
                                                                                             --------

Total                                                                                         373,773
Current maturities                                                                           (145,582)
                                                                                             --------

Long-term portion of debt                                                                     $228,191
                                                                                             =========

         Maturities of long-term debt may be stated as follows:

              March 31,
              ---------
                2002                       $ 108,730
                2003                          78,622
                2004                          26,637
                2005                           6,269
             Thereafter                        7,933
                                           ---------

                Total                      $ 228,191
                                           =========

Note D - Capital Lease Obligations

         The Company has entered into six leases for machinery, equipment and vehicles. These leases are accounted for as capital leases. Accordingly, the assets have been capitalized and depreciation is being recorded in accordance with the Company's depreciation policies. The book value of these assets, at March 31, 2000, may be stated as follows:


            Capitalized cost                                  $ 138,912
            Accumulated depreciation                            (17,166)
                                                              ---------

            Net book value, March 31, 2000                    $ 121,746
                                                              =========

         Total depreciation expense for these assets, for the year ended March 31, 2000, was $7,661. This amount is included in the total depreciation expense presented in the statement of income and retained earnings.

                        A & R Supply of Mississippi, Inc.
                          Notes to Financial Statements
                                 March 31, 2000


         Future minimum payments required under these leases together with their present value, as of March 31, 2000, may be stated as follows:


             March 31,
             ---------
                2001                                                $33,193
                2002                                                 30,298
                2003                                                 22,461
                2004                                                 17,169
                2005                                                 13,873
             Thereafter                                               6,177

            Total minimum lease payments                            123,171
            Amount representing interest                            (18,406)

            Present value of lease obligation                      $104,765


         Interest expense related to the capital leases presented above totaled $5,239, for the year ended March 31, 2000.

Note E - Related Party Transactions

         Affiliated entities conducting business with A & R Supply of Mississippi, Inc., for the year ended March 31, 2000, are as follows:

                  A & R Supply of Hattiesburg, Inc., is a "C" corporation owned 50% by the Company's vice-president

                  D & R, LLC, is a limited liability company owned by the Company's shareholders.

                  Robertson Properties, LLC, is a limited liability company owned by the Company's vice-president.

         At March 31, 2000, the Company had outstanding advances to related parties as follows:


                  A & R Supply of Hattiesburg, Inc., related
                    to sale of inventory and equipment                 $ 57,994


                  D & R, LLC, related to sale of building and land       18,883
                                                                       --------

                  Due from related parties, March 31, 2000             $ 76,877
                                                                       ========

         At March 31, 2000, the Company had outstanding advances from stockholders totaling $157,483.

                        A & R Supply of Mississippi, Inc.
                          Notes to Financial Statements
                                 March 31, 2000


         The Company has a contract with the Company's president providing for royalty payments based on sales. At March 31, 2000, the Company owed $9,958 under this contract. This amount is reported as accrued royalties on the balance sheet. Royalty expense, for the year ended March 31, 2000, was $59,527.

         The Company transfers inventory to and from A & R Supply of Hattiesburg, Inc., as necessary to fill customer orders. These inventory transfers are recorded at cost. The Company had an outstanding receivable balance relative to the transfers totaling $26,118, at March 31, 2000. This amount is included with accounts receivable on the balance sheet.

         During the year ended March 31, 2000, the Company's building and land located in Gulfport, Mississippi, was sold to D & R, LLC, a partnership composed of the Company's stockholders. The property was sold at net book value and, accordingly, no gain or loss was recognized on the sale. D & R, LLC, assumed an existing loan totaling $339,150 and issued a non-interest bearing note to the Company in the amount of $18,883, for a total sales price of $358,033. The Company now leases the building and land from the partnership under a month-to-month operating lease for a monthly rental of $6,200. Total payments under this lease were $43,400, for the year ended March 31, 2000. The Company leases another building from Robertson Properties, LLC, under a month-to-month operating lease for a monthly rental of $4,330. Total payments under this lease were $12,990, for the year ended March 31, 2000.

         During the year ended March 31, 2000, the Company sold inventory and equipment located at its Hattiesburg, Mississippi, location to A & R Supply of Hattiesburg, Inc., a corporation owned 50% by the Company's vice-president. The Company recognized a gain on the sale totaling $51,492. The Company ceased its Hattiesburg operations effective August 31, 1999.

Note F - Operating Leases

         The Company leases computer hardware and software under an operating lease at $625 per month through September 2004. Lease expense for this operating lease, for the year ended March 31, 2000, totaled $3,692.

         The Company leases metering equipment under an operating lease at $105 per month through May 2002. Lease expense for this operating lease, for the year ended March 31, 2000, totaled $1,262.

         The Company leases a vehicle under an operating lease at $2,458 per month through January 2002. Lease expense for this operating lease, for the year ended March 31, 2000, totaled $30,020.

         The Company leases a copier under an operating lease at $313 per month through February 2003. Lease expense for this operating lease, for the year ended March 31, 2000, totaled $313.

                        A & R Supply of Mississippi, Inc.
                          Notes to Financial Statements
                                 March 31, 2000


         Total expense under these leases, including miscellaneous rental of other equipment, during the year ended March 31, 2000, was $41,784.

         Minimum future rental payments under these operating leases are as follows:


             March 31,
             ---------
                2001                           $42,002
                2002                            37,087
                2003                            11,147
                2004                             7,498
                2005                             3,749
                ----                          --------
                Total                         $101,483
                                              ========

Note G - Income Taxes

         The provision for income taxes, for the year ended March 31, 2000, consists of the following components:


            Federal income taxes                $5,343
                                                ======

Note H - Subsequent events

         In May 2000, the Company sold all of its operating assets under an asset purchase agreement and ceased operations.

                 [Letterhead of Cooper, Burton, Fletcher & Co.]



                          Independent Auditors' Report



Board of Directors
A & R Supply of Hattiesburg, Inc.
Hattiesburg, Mississippi



We have audited the accompanying balance sheet of A & R Supply of Hattiesburg, Inc. (a Mississippi "C" corporation), as of March 31, 2000, and the related statements of income and retained earnings and cash flows for the period from September 1, 1999 (inception) through March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of A & R Supply of Hattiesburg, Inc., as of March 31, 2000, and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.


/s/ Cooper, Burton, Fletcher & Co.
Certified Public Accountants



Gulfport, Mississippi
July 11, 2000


                        A & R Supply of Hattiesburg, Inc.
                                  Balance Sheet
                                 March 31, 2000



    Assets

Current assets:
  Cash on hand and in banks                              $ 10,678
  Accounts receivable                                     230,983
  Due from stockholder                                      1,773
  Inventory                                                93,500
  Prepaid expenses                                          3,884
                                                         --------

  Total current assets                                    340,818
                                                         --------

Property, plant & equipment:
  Autos and trucks                                         54,316
  Equipment                                                21,005
  Furniture and fixtures                                    1,050
  Leasehold improvements                                    1,305
                                                         --------
  Total                                                    77,676
  Less: Accumulated depreciation                            7,130
                                                         --------

  Total property, plant and equipment                      70,546
                                                         --------

Other assets:
  Unamortized goodwill                                     29,792
  Unamortized organization costs                              325
  Unamortized loan costs                                    1,723
  Deposits                                                  3,807
                                                         --------

  Total other assets                                       35,647
                                                         --------

Total assets                                             $447,011
                                                         ========

   The accompanying notes are an integral part of these financial statements.



                        A & R Supply of Hattiesburg, Inc.
                                  Balance Sheet
                                 March 31, 2000



Liabilities & Stockholders' Equity

Current liabilities:
  Accounts payable                                                                 $179,360
  Notes payable, current maturities                                                  36,963
  Obligations under capital leases, current maturities                                  800
  Due from affiliate                                                                 57,994
  Accrued liabilities                                                                33,870
                                                                                   --------

  Total current liabilities                                                         308,987
                                                                                   --------

Long-term liabilities:
  Notes payable, net of current maturities                                          115,631
  Obligations under capital leases, net of current maturities                           754
                                                                                   --------

  Total long-term liabilities                                                       116,385
                                                                                   --------

Stockholders' equity:
  Common stock, 100 shares authorized,
     issued and outstanding                                                             100
  Retained earnings                                                                  21,539
                                                                                   --------

  Total stockholders' equity                                                         21,639
                                                                                   --------

Total liabilities and stockholders' equity                                         $447,011
                                                                                   ========


   The accompanying notes are an integral part of these financial statements.

                        A & R Supply of Hattiesburg, Inc.
                    Statement of Income and Retained Earnings
                 For the seven month period ended March 31, 2000


Net sales                                                       $894,916

Cost of sales                                                    654,352
                                                                --------

Gross Profit                                                     240,564
                                                                --------
Operating expense:
  Administrative fees                                              2,824
  Advertising                                                      1,981
  Automobile expense                                               9,625
  Bad debts                                                        7,344
  Commissions                                                      6,064
  Depreciation and amortization                                    8,488
  Dues and subscriptions                                           1,069
  Equipment rental                                                 2,444
  Insurance                                                        7,325
  Interest                                                         4,255
  Legal and accounting                                             3,153
  Miscellaneous                                                      699
  Office expense                                                   4,137
  Outside services                                                 3,158
  Rent                                                            14,700
  Repairs and maintenance                                          9,739
  Salaries, officer                                               42,794
  Salaries, other                                                 64,370
  Supplies                                                         1,566
  Taxes and licenses                                              12,332
  Telephone and utilities                                          7,397
  Travel and entertainment                                         2,684
                                                                --------

  Total operating expense                                        218,148
                                                                --------

Income before provision for income taxes                          22,416
Provision for income taxes                                          (877)
                                                                --------
Net income                                                        21,539
Retained earnings, beginning                                           0
                                                                --------

Retained earnings, ending                                       $ 21,539
                                                                ========

   The accompanying notes are an integral part of these financial statements.



                        A & R Supply of Hattiesburg, Inc.
                             Statement of Cash Flows
                 For the seven month period ended March 31, 2000


Cash flows from operating activities:
  Net income                                                                 $21,539
  Adjustments to reconcile net income to net
     cash used by operating activities:
     Depreciation and amortization                                             8,488
     Bad debts                                                                 7,344
     Changes in assets and liabilities:
       Increase in:
         Accounts receivable                                                (238,327)
         Inventory                                                           (93,500)
         Prepaid expenses                                                     (3,884)
         Due from stockholder                                                 (1,773)
       Increase in:
         Accounts payable                                                    179,360
         Accrued liabilities                                                  33,870
                                                                           ---------
  Net cash used by operating activities                                      (86,883)
                                                                           ---------

Cash flows from investing activities:
  Purchase of property and equipment                                         (77,676)
  Cost of other assets                                                       (37,005)
                                                                           ---------
  Net cash used by investing activities                                     (114,681)
                                                                           ---------

Cash flows from financing activities:
  Obligations under capital leases                                             2,235
  Proceeds from notes payable                                                163,767
  Principal reduction in notes payable                                       (11,172)
  Principal reduction in capital lease obligations                              (682)
  Issuance of common stock                                                       100
  Affiliate advances for purchase of property and equipment                   75,000
  Repayments to affiliate                                                    (17,006)
                                                                           ---------
  Net cash provided by financing activities                                  212,242
                                                                           ---------

Net increase in cash                                                          10,678
Cash, beginning of period                                                          0
                                                                           ---------

Cash, end of period                                                          $10,678
                                                                           =========

Supplemental cash flow information:
  Cash paid during the period for interest                                   $ 4,255
                                                                           =========

   The accompanying notes are an integral part of these financial statements.

                        A & R Supply of Hattiesburg, Inc.
                          Notes to Financial Statements
                                 March 31, 2000


Note A - Summary of Significant Accounting Policies

         A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

         1. Description of Operations - A & R Supply of Hattiesburg, Inc., is a Mississippi "C" corporation incorporated on June 28, 1999. The Company engages in wholesale of building materials and supplies in Hattiesburg, Mississippi, and the surrounding areas.

         2. Formation - The Company began operations as A & R Supply of Hattiesburg, Inc., on September 1, 1999. The Hattiesburg operations of A & R Supply of Mississippi, Inc., were sold to the newly formed corporation. Values assigned to assets purchased are as follows:

               Inventory                                       $  81,987
               Property and equipment                             46,654
               Goodwill                                           30,997
               Other assets                                           67
                                                               ---------

               Total                                           $ 159,705
                                                               =========


         The terms of the purchase of these assets from A & R Supply of Mississippi, Inc., were as follows:

               Cash                                            $  82,812
               Note to A & R Supply of Mississippi, Inc.,
                 payable in installments of $5,000 per
                 month, non-interest bearing                      75,000
               Assumption of existing debt on equipment            1,893
                                                               ---------

               Total                                           $ 159,705
                                                               =========


         3. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities; disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         4. Cash and Cash Equivalents - For purposes of the statement of cash flows, management considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

         5. Inventory - Inventory of building materials is valued by the first-in, first-out method (FIFO).

                        A & R Supply of Hattiesburg, Inc.
                          Notes to Financial Statements
                                 March 31, 2000


         6. Property and Equipment - Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, while accelerated methods are used for tax purposes. The estimated lives used in determining depreciation are:

                Machinery and equipment                 5 - 10 years
                Vehicles                                5 - 10 years
                Building and improvements              10 - 39 years


         7. Income Taxes - Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes due only for the current period. Subsequent to March 31, 2000, the Company filed an election with the Internal Revenue Service to be taxed as a Subchapter "S" corporation. As a Subchapter "S" corporation, the Company does not provide for income taxes in the financial statements as shareholders are taxed personally on the Company's earnings. Accordingly, no deferred tax assets or liabilities are recognized in the financial statements. Differences in amounts reported for income taxes and amounts computed at statutory rates are due primarily to differences between the methods of computing depreciation for book and tax purposes

         8. Advertising - Advertising costs are recorded as an operating expense in the period incurred. Total advertising costs, at March 31, 2000, totaled $1,981.

Note B - Property and Equipment

         The following is a summary of property and equipment at March 31, 2000.

                Autos and trucks                                $54,316
                Equipment                                        21,005
                Furniture and fixtures                            1,050
                Leasehold improvements                            1,305
                                                                -------
                Total                                            77,676
                Less: Accumulated depreciation                    7,130
                                                                -------

                Total property, plant and equipment             $70,546
                                                                =======

         Depreciation expense, for the period ended March 31, 2000, was $7,130.

                        A & R Supply of Hattiesburg, Inc.
                          Notes to Financial Statements
                                 March 31, 2000


Note C - Long-term Debt

         The Company's long-term debt, at March 31, 2000, may be stated as follows:

Ford Motor Credit
   Note payable, due in monthly installments of $781, including interest
     at 9.0%, through July 2002, secured by a vehicle                                $ 21,620
South Mississippi Planning and Development District
   Note payable, due in monthly installments of $1,089, including interest at
     7.5%, through May 2006, secured by receivables, inventory and equipment           35,000
Union Planters Bank
   Note payable, due in monthly installments of $2,167, including interest at
     10.25%, through March 2003, secured by receivables, inventory and equipment       95,974
                                                                                   ----------

Total                                                                                 152,594
Current maturities                                                                    (36,963)
                                                                                   ----------

Long-term portion of debt                                                            $115,631
                                                                                   ==========

         Maturities of long-term debt may be stated as follows:


                                    March 31,
                                    ---------
                                      2002                   $  39,708
                                      2003                      36,452
                                      2004                      23,019
                                      2005                      16,452
                                                             ---------

                                      Total                  $ 115,631
                                                             =========

Note D - Capital Lease Obligations

         The Company leases a copy machine under a lease arrangement accounted for as a capital lease. Accordingly, the asset has been capitalized and depreciation is being recorded in accordance with the Company's depreciation policies. The book value of these assets, at March 31, 2000, may be stated as follows:


         Capitalized cost                                      $ 2,235
         Accumulated depreciation                                 (261)
                                                              --------
         Net book value, March 31, 2000                        $ 1,974
                                                              ========

          Total depreciation expense for this asset, for the period ended March 31, 2000, was $261. This amount is included in the total depreciation expense presented in the statement of income and retained earnings.

                        A & R Supply of Hattiesburg, Inc.
                          Notes to Financial Statements
                                 March 31, 2000


         Future minimum payments required under this lease together with its present value, as of March 31, 2000, may be stated as follows:


           March 31,
           ---------
             2001                                           $  873
             2002                                              802
             ----                                           ------

         Total minimum lease payments                        1,675
         Amount representing interest                         (121)
                                                            ------
         Present value of lease obligation                  $1,554
                                                            ======

         Interest expense related to the capital leases presented above totaled $183 for the period ended March 31, 2000.

Note E - Related Parties:

         Affiliated entities conducting business with A & R Supply of Hattiesburg, Inc., for the period ended March 31, 2000, are as follows:

         A & R Supply of Mississippi, Inc. (hereafter "affiliate")

         The Company purchases inventory from its affiliate in the ordinary course of business at cost. The Company owed its affiliate $26,118, at March 31, 2000, for purchase of inventory. The amount is included with accounts payable reported on the balance sheet. In addition, the Company had outstanding advances from its affiliate, at March 31, 2000, totaling $57,994.

         The Company receives administrative and management services from its affiliate for an administrators fee. Total fees paid to the affiliate for these services totaled $2,824, at March 31, 2000. During the current period the Company purchased a vehicle from its affiliate for the assumption of existing debt totaling $27,713. The balance and terms of its note are more fully described in Note C to the financial statements.

Note F - Operating Leases

         The Company leases a building and land under an operating lease at $2,000 per month through April 2000. Lease expense for this operating lease, for the period ended March 31, 2000, totaled $14,000.

         The Company leases a storage building under a month-to-month operating lease at $100 per month. Lease expense for this operating lease, for the period ended March 31, 2000, totaled $700.

                        A & R Supply of Hattiesburg, Inc.
                          Notes to Financial Statements
                                 March 31, 2000


         The Company leases a printer under an operating lease at $20 per month through January 2004. Lease expense for this operating lease, for the period ended March 31, 2000, totaled $40.

         Total expense under this lease, including miscellaneous rental of other equipment, for the period ended March 31, 2000, was $2,444.

         Minimum future rental payments under these operating leases are as follows:

             March 31,
             ---------
               2001                           $ 2,240
               2002                               240
               2003                               240
               2004                               200
                                              -------

               Total                          $ 2,920
                                              =======


Note G - Income Taxes

         Provision for income taxes may be stated as follows:

             Federal income taxes             $   727
             State income taxes                   150
                                              -------

             Total                            $   877
                                              =======

Note H - Subsequent Events

         As of May 1, 2000, the Company sold all of its operating assets under an asset purchase agreement and ceased operations.

                            Imperial Industries, Inc.
             Unaduited Pro Forma Consolidated Financial Information

The following Unaudited Pro Forma Consolidated Statements of Operations of Imperial Industries, Inc. (the "Company") give effect to the January 19, 2000 (effective January 1, 2000) acquisition of A&R Supply, Inc., A&R Supply of Foley, Inc. and A&R of Destin, Inc. (collectively, "A&R Pensacola") and the June 13, 2000 (effective May 1, 2000) acquisition of A&R Supply of Mississippi, Inc. and A&R Supply of Hattiesburg, Inc. (collectively, "A&R Mississippi") as if such transactions had occurred as of January 1, 1999. (The actual operating results of A&R Pensacola and A&R Mississippi have been consolidated by the Company since the respective effective dates.) The Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1999 reflects the operating results of Imperial Industries, Inc. and A&R Supply of Foley, Inc. for the year ended December 31, 1999, A&R Supply, Inc. for the fiscal year ended November 30, 1999, A&R Supply of Mississippi, Inc. for the fiscal year ended March 31, 2000 and A&R of Destin, Inc. for the period from July 1, 1999 (inception) to December 31, 1999. The Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2000 reflects the operating results of Imperial Industries, Inc. for the six-month period ended June 30, 2000 and A&R Mississippi for the four-month period ended April 30, 2000. (The results of A&R Mississippi for the three-month period ended March 31, 2000 are included both as part of the fiscal year ended December 31, 1999 and the six-month period ended June 30, 2000 Unaudited Pro Forma Consolidated Statements of Operations.)

The Unaudited Pro Forma Consolidated Financial Information are intended for informational purposes only and are not necessarily indicative of the results that would have occurred if the transaction had occurred on the date indicated or which may be realized in the future. The Unaudited Pro Forma Consolidated Financial Information should be read in conjunction with the historical financial statements of the companies comprising A&R Pensacola and A&R Mississippi, the Consolidated Financial Statements included in the Company's Form 10-K, filed on March 30, 2000 and the Company's Form 10-Q for the quarterly period ending June 30, 2000, filed on August 21, 2000.

                          Imperial Industries, Inc.
           Unaudited Pro Forma Consolidated Statement of Operations
                    For the Year ended December 31, 1999

                                                                                   Acquisition        Acquisition
                                                         A&R            A&R        Adjustments        Adjustments       Pro Forma
                                         Company      Pensacola         Miss.      Pensacola             Miss.         As Adjusted
                                      ------------     ---------    ------------  ------------       ------------      ------------
                                            (1)          (2)            (3)
Net Sales                             $ 22,604,000     5,795,000    $  7,406,000  $ (1,057,000)(4)   $   (453,000)(8)  $ 34,295,000
Cost of Sales                           15,198,000     4,547,000       5,052,000      (992,000)(4)       (453,000)(8)    23,352,000
                                      ------------     ---------    ------------  ------------       ------------      ------------

    Gross Profit                         7,406,000     1,248,000       2,354,000       (65,000)        10,943,000
Selling, general and administrative      5,932,000     1,123,000       2,237,000        25,000 (5)         36,000(9)      9,353,000
                                      ------------     ---------    ------------  ------------       ------------      ------------

    Operating Income                     1,474,000       125,000         117,000       (90,000)           (36,000)        1,590,000

Oher Income (expense)
    Interest expense                      (475,000)      (98,000)        (62,000)       54,000(6)         (19,000)(10)     (600,000)
    Miscellaneous income                    34,000        53,000          79,000                                            166,000
                                      ------------     ---------    ------------  ------------       ------------      ------------
                                          (441,000)      (45,000)         17,000        54,000            (19,000)         (434,000)
                                      ------------     ---------    ------------  ------------       ------------      ------------
Income before income taxes               1,033,000        80,000         134,000       (36,000)           (55,000)        1,156,000

Income tax benefit (expense)
    Current                                (26,000)                       (6,000)                         (22,000)(11)      (54,000)
    Deferred                               213,000       (11,000)                       (9,000)(7)                          193,000
                                      ------------     ---------    ------------  ------------       ------------      ------------
                                           187,000       (11,000)         (6,000)       (9,000)           (22,000)          139,000
                                      ------------     ---------    ------------  ------------       ------------      ------------
Net Income                            $  1,220,000  $     69,000    $    128,000  $    (45,000)      $    (77,000)     $  1,295,000
                                      ------------     ---------    ------------  ------------       ------------      ------------


  Earnings per share
      Basic                           $       0.15                                                                     $       0.15
      Diluted                         $       0.15                                                                     $       0.14

  Weighted-average shares
     outstanding                         8,199,000                                     225,000 (12)       400,000 (12)    8,824,000
  Weighted-average and potentially
     dilutive shares outstanding         8,390,000                                     225,000 (12)       400,000 (12)    9,015,000



         See the accompanying Notes to Unaudited Consolidated Pro Forma
                     Consolidated Statement of Operations.

        Notes to Unaudited Pro Forma Consolidated Statement of Operations
                   For the Year Ended Ended December 31, 1999


(1) Represents the historical consolidated statement of operations for the Company for the year ended December 31, 1999

(2) Represents the historical combined statement of operations of A&R Supply, Inc. for the year ended November 30, 1999, A&R Supply of Foley, Inc. for the year ended December 31, 1999 and A&R of Destin, Inc. for the period from July 1, 1999 (inception) to December 31, 1999.

(3) Represents the historical combined statements of operations of A&R Mississippi for the year ended March 31, 2000.

(4) Adjustment to eliminate intercompany sales and cost of sales between A&R Supply, Inc., A&R Supply of Foley,Inc., and A&R of Destin, Inc., and sales and cost of sales between the Company and A&R Pensacola.

(5) Adjustments to record $10,000 of amortization expense on goodwill over an estimated 40 year life, and to increase depreciation expense $15,000 based on the fair value of acquired property, plant and equipment.

(6) Adjustment to record interest at 8% on $100,000 note issued in the acquisition less interest expense of $62,000 associated with A&R Pensacola debt not assumed.

(7) Adjustment to record $22,000 of tax expense at the statutory rate of 35% on the A&R Supply of Foley, Inc. portion of the A&R Pensacola income. No tax expense was recorded for A&R Supply of Foley, Inc. in their historical statement of operations as they were a Florida "S" corporation. These taxes were offset by $13,000 of tax benefit related to the net effect of the acquisition adjustments calculated at the statutory rate of 35% .

(8) Adjustment to eliminate sales and cost of sales between the Company and A&R Mississippi.

(9) Adjustment to record $21,000 of amortization expense of goodwill over an estimated 40 year life, and to increase depreciation expense $15,000 based on the fair value of acquired property, plant and equipment.

(10) Adjustment to record interest at 8% on $600,000 note issued in the acquisition less interest expense of $29,000 associated with A&R Mississippi debt not assumed.

(11) Adjustment to increase tax expense $41,000 for A&R Mississippi to $47,000 based on the statutory rate of 35%. A&R Mississippi's historical statement of operations did not reflect any federal tax expense (it did include $6,000 of other tax expense) based on their S corporation election with the IRS. These taxes were offset by $19,000 of tax benefit related to the net effect of the acquisition adjustments calculated at the statutory rate of 35% .

(12) To adjust the weighted average shares outstanding to give effect to the assumption that the 225,000 (Pensacola) and 400,000 (Mississippi) shares issued in conjunction with the respective acquisitions had been outstanding from the beginning of the period.

                            Imperial Industries, Inc.
            Unaudited Pro Forma Consolidated Statement of Operations
                     For the Six Months Ended June 30, 2000

                                                                         Acquisition
                                                          A&R            Adjustments          Pro Forma
                                         Company          Miss.             Miss.            As Adjusted
                                      ------------    ------------       ------------       ------------

                                          (1)              (2)

Net Sales                             $ 19,327,000    $  3,149,000       $   (120,000)(3)   $ 22,356,000
Cost of Sales                           13,420,000       2,208,000           (105,000)(3)     15,523,000
                                      ------------    ------------       ------------       ------------

    Gross Profit                         5,907,000         941,000            (15,000)         6,833,000
Selling, general and administrative      4,732,000         979,000             12,000          5,723,000
                                      ------------    ------------       ------------       ------------

    Operating Income                     1,175,000         (38,000)           (27,000)         1,110,000

Oher Income (expense)
    Interest expense                      (316,000)        (23,000)            (6,000)(5)       (345,000)
    Miscellaneous income                    31,000           9,000             40,000
                                      ------------    ------------       ------------       ------------
                                          (285,000)        (14,000)            (6,000)          (305,000)
                                      ------------    ------------       ------------       ------------

Income before income taxes                 890,000         (52,000)           (33,000)           805,000

Income tax benefit (expense)
    Current                                                                    30,000(6)          30,000
    Deferred                              (311,000)                          (311,000)
                                      ------------    ------------       ------------       ------------
                                          (311,000)                            30,000           (281,000)

                                      ------------    ------------       ------------       ------------
Net Income                            $    579,000    $    (52,000)      $     (3,000)      $    524,000
                                      ------------    ------------       ------------       ------------



    Earnings per share
        Basic                         $       0.07                                          $       0.06
        Diluted                       $       0.07                                          $       0.06

    Weighted-average shares
       outstanding                       8,663,000                            266,000(7)       8,929,000
    Weighted-average and potentially
       dilutive shares outstanding       8,900,000                            266,000(7)       9,166,000



         See the accompanying Notes to Unaudited Consolidated Pro Forma
                     Consolidated Statement of Operations.

        Notes to Unaudited Pro Forma Consolidated Statement of Operations
                     For the Six Months Ended June 30, 2000


(1) Represents the historical consolidated statement of operations for the Company for the six months ended June 30, 2000.

(2) Represents the historical combined statements of operations of A&R Mississippi for the four-months ended April 30, 2000.

(3) Adjustment to eliminate sales and cost of sales between the Company and A&R Mississippi for the four-months ended April 30, 2000.

(4) Adjustments to record $7,000 of amortization expense on goodwill over an estimated 40 year life, and to increase depreciation expense $5,000 based on the fair value of acquired property, plant and equipment.

(5) Adjustment to record interest for January through April 2000 at 8% on $600,000 note issued in conjunction with the acquisition less interest expense of $10,000 associated with A&R debt not assumed.

(6) Adjustment to record an $18,000 tax benefit for A&R Mississippi based on the statutory rate of 35%. A&R Mississippi's historical statement of operations did not reflect a provision for federal taxes based on their S corporation election with the IRS. In addition, a tax benefit of $12,000 was recorded related to the net effect of the acquisition adjustments calculated at the statutory rate of 35% .

(7) Adjustment to the weighted average shares outstanding to give effect to the assumption that the 400,000 shares issued in conjunction with the A&R Mississippi acquisition had been outstanding from the beginning of the period.